CERTIFICATION PURSUANT TO SECTION 906

CERTIFICATION OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q/A for the period ended April 30, 2012 (the “Report”) of Alternative Energy Partners, Inc., (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, we, Hong-Shin Pan, the Chief Executive Officer and John Burke, the principal accounting officer of the Registrant, hereby certify, to the best of their knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

June 14, 2012

  /s/ Hong-Shin Pan

Hong-Shin Pan

Chief Executive Officer

  /s/ John Burke

Principal Accounting Officer